[GRAPHIC OMITTED]


THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

ANNUAL REPORT - DECEMBER 31, 1999

                                                 [PHOTO OF HART WOODSON OMITTED]

                                                                    HART WOODSON

TO OUR SHAREHOLDERS,

      Last year was rewarding for global convertible investors. Your Fund benefited from its investments in the telecommunications and media sectors as well as its exposure to Japan and Europe. The global economy is experiencing synchronized economic growth. This is causing commodities prices and interest rates to rise. Although market volatility is likely to increase as this transition is made, we expect the markets to be buoyed by supportive fund flows, strong merger and acquisition activity, and solid earnings growth.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, the Gabelli Global Convertible Securities Fund's (the "Fund") total return was 20.31%. The Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets had total returns of 21.57%, (1.05)% and 17.35%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 51.10% for 1999. The Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index had total returns of 35.68%, (3.51)% and 26.82%, respectively, over the same twelve-month period.

      For the five-year period ended December 31, 1999, the Fund's total return averaged 14.92% annually versus average annual total returns of 16.30%, 6.70% and 19.19% for the Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index, respectively. Since inception on February 3, 1994 through December 31, 1999, the Fund had a cumulative total return of 102.28%, which equates to an average annual total return of 12.65%.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                         Quarter
                                  --------------------------------------------------------
                                   1st             2nd               3rd             4th                 Year
                                   ---             ---               ---             ---                 ----
 1999:  Net Asset Value .......   $10.89          $11.91           $12.71           $13.88             $13.88
        Total Return ..........     7.6%            9.4%             6.7%            20.3%              51.1%
-----------------------------------------------------------------------------------------------------------------
 1998:  Net Asset Value .......   $10.43          $10.36            $9.09           $10.12             $10.12
        Total Return ..........    11.1%           (0.7)%          (12.3)%           12.2%               8.6%
-----------------------------------------------------------------------------------------------------------------
 1997:  Net Asset Value .......   $10.27          $10.98           $11.15            $9.39              $9.39
        Total Return ..........     0.9%            6.9%             1.5%            (6.1)%              2.8%
-----------------------------------------------------------------------------------------------------------------
 1996:  Net Asset Value .......   $11.34          $11.55           $11.41           $10.18             $10.18
        Total Return ..........     5.1%            1.9%            (1.2)%           (0.3)%              5.5%
-----------------------------------------------------------------------------------------------------------------
 1995:  Net Asset Value .......   $10.09          $10.64           $11.05           $10.79             $10.79
        Total Return ..........     1.6%            5.5%             3.9%             1.2%              12.6%
-----------------------------------------------------------------------------------------------------------------
 1994:  Net Asset Value .......   $10.38          $10.37           $10.64            $9.93              $9.93
        Total Return ..........     3.8%(b)        (0.1)%            2.6%            (5.2)%              0.9%(b)
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns - December 31, 1999 (a)
                 ----------------------------------------------

   1 Year ........................................................  51.10%
   5 Year ........................................................  14.92%
   Life of Fund (b) ..............................................  12.65%
--------------------------------------------------------------------------------

                        Dividend History
-----------------------------------------------------------------

Payment (ex) Date        Rate Per Share        Reinvestment Price
-----------------        --------------        ------------------
December 27, 1999             $1.390                 $13.67
December 28, 1998             $0.080                 $ 9.96
December 30, 1997             $1.070                 $ 9.33
December 31, 1996             $1.200                 $10.18
December 29, 1995             $0.393                 $10.79
December 30, 1994             $0.160                 $ 9.93

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND, THE LIPPER CONVERTIBLE SECURITIES FUND AVERAGE AND
                THE WARBURG DILLON READ GLOBAL CONVERTIBLE INDEX

[Line graph omitted--plot points as follows]

                  Gabelli Global              Lipper Convertible          Warbug Dillon Read
           Convertible Securities Fund      Securities Fund Average    Global Convertible Index

2/3/94               $10,000                       $10,000                     $10,000

12/94                 10,090                         9,324                       9,709

12/95                 11,360                        11,262                      11,146

12/96                 11,900                        12,940                      11,883

12/97                 12,236                        15,219                      12,058

12/98                 13,293                        15,889                      14,545

12/99                 19,000                        20,000                      18,000

actual #'s            20,086                        20,778                      19,735

* PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

With regard to companies, we seek firms which are undervalued in relation to their long term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart represents the Fund's holdings by geographic region as of December 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/99

[Pie chart omitted--plot points as follows]

United States            35.2%
Europe                   32.3%
Japan                    27.1%
Asia/Pacific Rim          2.6%
Latin America             1.9%
Canada                    0.9%

WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

      Global synchronized growth is anticipated to continue in the year ahead. On average, the major world economies are expected to grow by about 3%. It is anticipated that the U.S. Federal Reserve Board will increase short-term interest rates to slow Gross Domestic Product ("GDP") growth from around 4.0% to 3.5%. Meanwhile, growth in Europe is expected to increase to over 3.0% from about 2.0% in 1999. Finally, the recovery in Japan appears to be taking hold with GDP growth expected to rise from 1.3% in fiscal year 1999 to 2.9% this year. The question facing global convertible investors is whether or not faster growth and higher interest rates will mean an end to the bull market in financial assets? No one knows for sure, but we do not think so. Our optimism is based on the following points:

      First, although commodity prices should continue to rise in line with stronger global demand, inflation is not likely to rise dramatically. This is because excess global capacity, increased cross-border competition, and rising productivity will limit price inflation. This phenomenon is illustrated in the United States, where the core Consumer Price Index ("CPI"), which excludes the volatile food and energy sectors, actually fell by 0.6% in 1999 to just 1.9%. This is the lowest annual increase since 1965.

      Second, competition and globalization are causing a boom in merger and acquisition activity as companies strive to improve market position and cut costs. Last year was another record year for mergers, which totaled 3.3 trillion dollars globally. While the United States accounted for 52% of the total, activity is picking up in Europe and Japan as well. This year's introduction of a single European currency, the Euro, helped spur European mergers to a record
1.2 trillion dollars. Moreover, hostile deals are becoming more and more common, as evidenced by Vodafone's bid for Mannesmann.

      Third, the flow of funds remains positive for equities. This can be seen in both the supply of and demand for equities. In the United States, net mutual fund sales flows are estimated to have grown 19.8% in 1999 to 188 billion dollars while the supply of equities continues to shrink as stock buybacks exceed initial public offerings. In Europe and Japan, the demand for equities is increasing as investors seek alternatives to low yielding fixed income investments to fund their retirements.

      Fourth, earnings growth is set to increase globally. Next year, earnings per share are estimated to grow by 15% in Europe. In the United States, earnings are forecasted to increase by more than 10% for the Standard and Poor's 500 Index and by as much as 35% for the smaller capitalization stocks represented by the Russell 2000 Index. In Japan, a profit recovery has begun as capacity utilization increases and fixed costs are spread over a wider base.

      In short, we are optimistic about the year ahead. Although we expect heightened volatility as financial markets adjust to stronger growth and higher interest rates, we believe the above mentioned factors will buoy the markets. An unexpected rise in oil prices, a much weaker U.S. dollar, or a failed recovery in Japan could all disrupt this scenario, and we intend to monitor these issues closely in the months ahead.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1999.

CANAL PLUS/MEDIASET (3.50%, 04/01/02) is a prominent Italian media company operating in broadcasting, advertising, and television rights. The company is Italy's largest broadcaster, operating three stations and commanding an audience share of 42% and 60% of the advertising market. The company also owns a film library, produces television programming, and records and sells music. Mediaset is also strengthening its foothold in telephony through an investment in Albacom in Spain.

      With Mediaset stock at 15.34 Euros, the convertible trades at 343.00 French Francs. The convertible has a yield advantage of 12 basis points over the common stock and trades at a 2.96% discount to parity.

TELEFONICA EUROPE BV (2.00%, 07/15/02) is a global telecommunications service provider in Spanish speaking countries. The company serves industrial, residential and municipal customers in Spain and throughout Latin America. The company manages approximately 36 million fixed lines and 13.6 million cellular lines. The company also retails telephones, mobile phones and faxes in addition to providing videoconferencing services.

      With the common stock at 24.80 Euros, the convertible trades at 254%. The convertible enjoys a 24.8 basis point yield advantage over the common stock and trades at a discount to parity of 1.45%.

BOUYGUES SA (1.70%, 01/01/06) is a French company whose main activities include services and construction. Over half of Bouygues' value is contained in its 54% interest in Bouygues Telecom. In addition the company also maintains investments in French television through TF1 and water utilities through Saur. Bouygues is poised to take advantage of a growing and consolidating French cellular market.

      The convertible trades at 595.38 French Francs with the common stock at 631 Euros, a 6.86% discount to parity. The convertible has a 33 basis point yield advantage over the common stock.

SWISS LIFE/MANNESMANN (1.50%, 05/20/03) is a diversified German manufacturing company operating an engineering division, automotive division, and telecommunications unit. The company has finished exiting its problem businesses and has concentrated its efforts on its telecommunications businesses. The company is currently in the process of defending itself against a takeover bid from Vodafone AirTouch claiming that the bid is insufficient.

      This U.S. dollar denominated bond trades at 226% with the stock at 241 Euros. That is a 0.89% discount to parity for an additional 40.9 basis points in yield.

VIVENDI ENVIRONMENT (1.50%, 01/01/05) is a global industrial services group operating in the utilities, construction, telecommunications and media arenas. Vivendi owns a unique and complimentary group of media assets in France including fixed and mobile telephony, cable television, Internet, printing and publishing.

      The convertible has a 37 basis point advantage over the common stock and trades 295.12 French Francs with the stock at 89.65 Euros, an 8% premium to parity.

DAIWA SECURITIES GROUP INC. (0.50%, 09/26/06) is a Japanese financial services firm providing brokerage and underwriting services to a global client base. It is the second of the "big three" securities firms. Daiwa has seen growing brokerage commissions and investment trust sales and has entered into an agreement with a Japanese cellular company to provide real-time stock price information.

      The convertible trades at 148.4% with the common stock at 1,599 Japanese Yen which is a 1.5% premium.

TOYO COMMUNICATION EQUIPMENT CO. LTD. (1.40%, 09/30/04) manufactures communication equipment including crystal parts for cellular phones, personal handy phones, pagers, and other consumer electronics. The company is also involved in wireless, fixed, and network communication systems and industrial electronics.

      The convertible enjoys a 100 basis point advantage over the common stock and trades at 140% with the stock at 1,900 Japanese Yen, a 5.4% premium to parity.

UNITEDGLOBALCOM INC. (7.00%, Cv. Pfd.) is a global broadband communications provider operating in 21 countries and providing video, voice and data services to roughly 5.5 million subscribers. UnitedGlobalCom continues its aggressive plan of video growth, local telephony and high speed data services through strategic consolidations and acquisitions.

      The convertible trades at $89.25 with the stock at $70.625, a 5.9% premium to parity and has a yield advantage of 394 basis points.

TOKYO BROADCASTING SYSTEM INC. (1.80%, 03/31/03) is a media company, nationally broadcasting television and radio programs. The company is active in television program production, film production, recorded music, and both domestic and international cable television programming. Tokyo Broadcasting also produces and sells software, videotapes, CD-ROMs, and DVDs. The company is in the process of launching digital satellite broadcasting in a joint venture with Sumitomo and is also considering spinning off its radio and other production divisions.

      The convertible yields 84 basis points better than the common stock and trades at 155% with the stock at 3,460 Japanese Yen, a 12.65% premium to parity.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Convertible Securities Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

MONTHLY DISTRIBUTIONS

      The Gabelli Global Convertible Securities Fund has established a $0.10 per share monthly distribution policy for the year 2000. The monthly distributions will be made as part of the Fund's policy of annually distributing at least 10% of its net asset value.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. will begin offering additional classes of Fund shares in March 2000. For existing shareholders, Class AAA shares remain no-load. At the same time, however, different types and combinations of sales charge arrangements for Class A, Class B and Class C shares are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that the institution of multiple classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, the offering of additional classes of Fund shares will not diminish the ability of existing and future shareholders to purchase and redeem Class AAA shares at net asset value.

IN CONCLUSION

      We are research-driven stock pickers with a long-term time horizon. Our goal is to identify attractive convertibles of companies selling at a discount to their intrinsic value, which have a catalyst to unlock that value. We believe this philosophy provides us with a margin of safety that buffers us from the vicissitudes of today's volatile marketplace. We thank you for your continued support of our investment methodology.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                   Sincerely,


                                   /s/ signature
                                   A. HARTSWELL WOODSON, III
                                   Portfolio Manager

January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------

  Canal +/Mediaset                         THK Co. Ltd.
  Telefonica Europe BV                     Daiwa Securities Group Inc.
  Bouygues SA                              Toyo Communication Equipment Co. Ltd
  Swiss Life/Mannesmann AG                 UnitedGlobalCom Inc.
  Vivendi                                  Tokyo Broadcasting System Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
    AMOUNT                                             COST           VALUE
  ---------                                            ----           ------
                CORPORATE BONDS -- 75.5%
                AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.9%
 20,000,000(b)  Nissan Motor Co. Ltd.,
                   Sub. Deb. Cv.
                   1.60%, 03/31/03 ..............   $   237,371     $   192,816
$   125,000     Standard Motor Products Inc.,
                   Sub. Deb. Cv.
                   6.75%, 07/15/09 ..............       125,000          99,766
 20,000,000(b)  Tokai Rika Co. Ltd.,
                   1.05%, 03/31/06 ..............       199,883         217,089
                                                    -----------     -----------
                                                        562,254         509,671
                                                    -----------     -----------
                BROADCASTING -- 7.8%
  1,000,000(c)  Canal Plus / Mediaset,
                   Sub. Deb. Cv.
                   3.50%, 04/01/02 ..............       180,551         526,744
    190,000     Clear Channel
                   Communications Inc.,
                   2.63%, 04/01/03 ..............       246,224         281,912
    100,000     Scandinavian Broadcasting
                   System SA,
                   Sub. Deb. Cv.
                   7.00%, 12/01/04 ..............       111,405         171,875
 26,000,000(b)  Tokyo Broadcasting
                   System Inc.,
                   Sub. Deb. Cv.
                   1.80%, 03/31/03 ..............       291,758         394,441
                                                    -----------     -----------
                                                        829,938       1,374,972
                                                    -----------     -----------
                BUILDING AND CONSTRUCTION -- 2.8%
    196,800(d)  Bouygues SA, Cv.
                   1.70%, 01/01/06 ..............       251,502         483,102
                                                    -----------     -----------
                BUSINESS SERVICES -- 3.7%
    100,000     Omnicom Group Inc.,
                   2.25%, 01/06/13 ..............       156,912         204,625
    131,976(d)  Vivendi, Cv.
                   1.25%, 01/01/04 ..............       149,112         138,731
    284,550(d)  Vivendi Environment, Cv.
                   1.50%, 01/01/05 ..............       309,549         312,525
                                                    -----------     -----------
                                                        615,573         655,881
                                                    -----------     -----------
                COMMUNICATIONS EQUIPMENT -- 5.9%
 20,000,000(b)  Forval Corp.,
                   Sub. Deb. Cv.
                   1.35%, 09/30/03 ..............       188,561         178,722
    200,000     Swiss Life / Mannesmann AG,
                   Sub. Deb. Cv.
                   1.50%, 05/20/03 ..............       251,029         453,500



  PRINCIPAL                                                           MARKET
    AMOUNT                                             COST           VALUE
  ---------                                            ----           ------
 30,000,000(b)  Toyo Communication
                   Equipment Co. Ltd.,
                   Sub. Deb. Cv.
                   1.40%, 09/30/04 ..............   $   345,014     $   411,080
                                                    -----------     -----------
                                                        784,604       1,043,302
                                                    -----------     -----------
                COMPUTER HARDWARE -- 1.6%
$   250,000     CMC Magnetics Corp., Cv.
                   1.00%, 10/06/04 (a) ..........       250,000         281,250
                                                    -----------     -----------
                COMPUTER SOFTWARE AND SERVICES -- 6.3%
 20,000,000(b)  Capcom Co. Ltd.,
                   0.80%, 09/28/01 ..............       188,300         215,327
     25,000     EMC Corp.,
                   3.25%, 03/15/02 ..............       128,097         241,437
    200,000     Getronics NV,
                   Sub. Deb. Cv.
                   0.25%, 04/21/04 ..............       269,868         366,135
    150,000     Siebel Systems Inc.,
                   5.50%, 09/15/06 (a) ..........       150,000         290,888
                                                    -----------     -----------
                                                        736,265       1,113,787
                                                    -----------     -----------
                CONSUMER PRODUCTS -- 1.7%
     60,000     Financiere Agache,
                   Zero Coupon, 4/23/04 .........       194,295         290,239
                                                    -----------     -----------
                DIVERSIFIED INDUSTRIAL -- 1.9%
    100,000     Comverse Technology Inc.,
                   4.50%, 07/01/05 ..............       206,724         341,125
                                                    -----------     -----------
                ELECTRONICS -- 9.3%
    150,000     ASM Lithography Holding,
                   Sub. Deb. Cv.
                   4.25%, 11/30/04 ..............       175,631         174,375
    100,000     Level One Communications Inc.,
                   4.00%, 09/01/04 ..............       210,565         268,750
 20,000,000(b)  Mimasu Semiconductor
                   Industry Co.,
                   0.80%, 05/31/06 ..............       205,765         194,773
 20,000,000(b)  NEC Corp., Cv.
                   1.90%, 03/31/04 ..............       212,212         277,968
 10,000,000(b)  Sony Corp.,
                   Sub. Deb. Cv.
                   1.40%, 03/31/05 ..............       264,590         370,461
    250,000     STMicroelectronics NV,
                   Zero Coupon, 09/22/09 ........       265,110         343,125
                                                    -----------     -----------
                                                      1,333,873       1,629,452
                                                    -----------     -----------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)-- DECEMBER 31, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
    AMOUNT                                             COST           VALUE
  ---------                                            ----           ------
                ENERGY AND UTILITIES -- 1.2%
$   110,000     Devon Energy Corp.,
                   4.95%, 08/15/08 ..............   $   118,018     $   107,800
    100,000     Diamond Offshore Drilling Inc.,
                   Sub. Deb. Cv.
                   3.75%, 02/15/07 ..............       107,311         101,500
                                                    -----------     -----------
                                                        225,329         209,300
                                                    -----------     -----------
                ENTERTAINMENT -- 1.2%
 20,000,000(b)  Toho Co. Ltd., Cv.
                   0.90%, 08/31/04 ..............       206,708         215,132
                                                    -----------     -----------
                EQUIPMENT AND SUPPLIES -- 3.5%
    100,000     Antec Corp.,
                   Sub. Deb. Cv.
                   4.50%, 05/15/03 ..............       100,000         160,688
 30,000,000(b)  THK Co. Ltd.,
                   0.30%, 09/30/03 ..............       326,969         446,315
                                                    -----------     -----------
                                                        426,969         607,003
                                                    -----------     -----------
                FINANCIAL SERVICES -- 8.4%
 15,000,000(b)  Bank of Fukuoka Ltd.,
                   1.10%, 09/28/07 ..............       136,683         194,088
    150,000     Cregem Finance NV,
                   Sub. Deb. Cv.
                   2.75%, 01/06/04 ..............       162,920         174,375
 30,000,000(b)  Daiwa Securities Group Inc.,
                   Sub. Deb, Cv.
                   0.50%, 09/29/06 ..............       339,372         441,911
    200,000     Deutsche Bank Finance NV,
                   Sub. Deb. Cv.
                   2.00%, 12/22/03 ..............       217,774         214,041
    125,775(d)  Finaxa,
                   Sub. Deb. Cv.
                   3.00%, 01/01/07 ..............       207,636         214,318
 25,000,000     Marubeni Corp.,
                   Sub. Deb. Cv.
                   0.85%, 03/31/06 ..............       255,914         242,488
                                                    -----------     -----------
                                                      1,320,299       1,481,221
                                                    -----------     -----------
                HEALTH CARE -- 5.7%
    150,000     Centocor Inc.,
                   Sub. Deb. Cv.
                   4.75%, 02/15/05 ..............       218,862         200,437
 20,000,000(b)  Kanto Biomedical
                   Laboratory Co. Ltd.,
                   1.60%, 11/30/06 ..............       195,681         245,473
    500,000     Roche Holding Ltd.,
                   Zero Coupon, 04/20/10 (a) ....       305,392         302,190
 20,000,000(b)  Yamanouchi Pharmaceutical
                   Co. Ltd., Cv.
                   1.50%, 12/31/02 ..............       194,446         258,393
                                                    -----------     -----------
                                                        914,381       1,006,493
                                                    -----------     -----------


  PRINCIPAL                                                           MARKET
    AMOUNT                                             COST           VALUE
  ---------                                            ----           ------
                PUBLISHING -- 3.5%
   $100,000     Daily Mail & General Trust plc,
                   2.50%, 10/05/04 ..............   $   167,302     $   163,953
    250,000     Medya Holding,
                   Sub. Deb. Cv.
                   10.00%, 06/28/01 .............       249,856         168,750
    150,000     United News & Media plc,
                   Sub. Deb. Cv.
                   6.13%, 12/03/03 ..............       278,485         280,311
                                                    -----------     -----------
                                                        695,643         613,014
                                                    -----------     -----------
                TELECOMMUNICATIONS -- 6.5%
    250,000     Bell Atlantic Financial, Cv.
                   4.25%, 09/15/05 ..............       261,985         308,125
    200,000     Telefonica Europe BV,
                   2.00%, 07/15/02 ..............       302,814         506,500
    250,000     Telefonos de Mexico SA,
                   4.25%, 06/15/04 ..............       288,345         325,938
                                                    -----------     -----------
                                                        853,144       1,140,563
                                                    -----------     -----------
                WIRELESS COMMUNICATIONS -- 1.6%
    300,000     U.S. Cellular Corp.,
                   Zero Coupon, 06/15/15 ........       169,167         289,125
                                                    -----------     -----------
                TOTAL CORPORATE BONDS ...........    10,576,668      13,284,632
                                                    -----------     -----------
     SHARES
     ------
                PREFERRED STOCKS -- 18.2%
                BROADCASTING -- 1.8%
      4,000     Emmis Communiations Corp.,
                   6.25% Pfd., Ser. A+ ..........       247,500         318,000
                                                    -----------     -----------
                BUSINESS SERVICES -- 1.5%
      8,000     Amdocs Ltd.,
                   6.75% Cv. Pfd. ...............       267,400         257,000
                                                    -----------     -----------
                CABLE -- 5.0%
      2,000     Houston Industries Inc./
                   Time Warner Inc.,
                   7.00% Cv. Pfd. ...............       108,600         241,000
      2,200     MediaOne Group Inc.,
                   6.25% Cv. Pfd. ...............       221,760         237,600
      4,500     UnitedGlobalCom Inc.,
                   7.00% Cv. Pfd. (a) ...........       265,125         401,625
                                                    -----------     -----------
                                                        595,485         880,225
                                                    -----------     -----------
                CONSUMER SERVICES -- 0.6%
      4,000     Carriage Services Inc.,
                   7.00% Cv. Pfd. (a) ...........       200,000         116,000
                                                    -----------     -----------
                ENERGY AND UTILITIES -- 0.9%
                EVI Inc.,
        300        5.00% Cv. Pfd. ...............         9,412          11,512
      4,000        5.00% Cv. Pfd. (a) ...........       200,000         153,500
                                                    -----------     -----------
                                                        209,412         165,012
                                                    -----------     -----------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)-- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       MARKET
     SHARES                                            COST             VALUE
     ------                                            ----            ------
                PREFERRED STOCKS (Continued)
                ENTERTAINMENT -- 0.5%
      2,000     Village Roadshow Ltd.,
                   6.50% Cv. Pfd. (a) ...........   $    85,000     $    83,250
                                                    -----------     -----------
                FOOD AND BEVERAGE -- 0.9%
      3,400     Seagram Co.,
                   7.50% ACES ...................       173,407         153,000
                                                    -----------     -----------
                PAPER AND FOREST PRODUCTS -- 0.5%
      2,000     Amcor Ltd.,
                   7.25% Cv. Pfd. ...............        94,000          86,000
                                                    -----------     -----------
                PUBLISHING -- 1.1%
      7,000     Reader's Digest Association
                   Inc., Cv. Pfd. ...............       208,819         189,875
                                                    -----------     -----------
                TELECOMMUNICATIONS -- 3.6%
      5,000     BroadWing Inc.,
                   6.75% Cv. Pfd., Ser. B .......       261,500         296,250
      6,000     Global Telesystems Group Inc.,
                   7.25% Cv. Pfd. ...............       289,500         331,000
                                                    -----------     -----------
                                                        551,000         627,250
                                                    -----------     -----------
                WIRELESS COMMUNICATIONS -- 1.8%
      4,000     Winstar Communications Inc.,
                   7.00% Cv. Pfd. ...............       173,500         317,500
                                                    -----------     -----------
                TOTAL PREFERRED STOCKS                2,805,523       3,193,112
                                                    -----------     -----------

                COMMON STOCKS -- 3.8%
                BUSINESS SERVICES -- 1.2%
        500     Havas Advertising SA ............       118,822         213,033
                                                    -----------     -----------
                CABLE -- 1.6%
      3,262     Cablevision Systems
                   Corp., Cl. A+ ................        60,707         246,281
        331     MediaOne Group Inc.+ ............        13,860          25,388
                                                    -----------     -----------
                                                         74,567         271,669
                                                    -----------     -----------
                DIVERSIFIED INDUSTRIAL -- 0.3%
      5,720     Elektrim SA .....................        72,644          56,716
                                                    -----------     -----------
                RETAIL -- 0.7%
      9,000     OA System Plaza Co. Ltd. ........       149,326         121,562
                                                    -----------     -----------
                TELECOMMUNICATIONS -- 0.0%
         58     Winstar Communications Inc.+ ....             0           4,365
                                                    -----------     -----------
                TOTAL COMMON STOCKS .............       415,359         667,345
                                                    -----------     -----------


                                                                       MARKET
     SHARES                                            COST             VALUE
     ------                                            ----            ------
                WARRANTS -- 0.2%
                DIVERSIFIED INDUSTRIAL -- 0.2%
        900     Bandai Co. Ltd. .................   $   131,750     $    33,750
                                                    -----------     -----------
                ENTERTAINMENT -- 0.0%
        100     Mori Seiki+ .....................        60,000              50
                                                    -----------     -----------
                TOTAL WARRANTS ..................       191,750          33,800
                                                    -----------     -----------
                TOTAL
                   INVESTMENTS -- 97.7% .........   $13,989,300      17,178,889
                                                    ===========
                OTHER ASSETS AND
                   LIABILITIES (NET) -- 2.3% ..................         413,960
                                                                    -----------
                NET ASSETS -- 100.0%
                   (1,267,890 shares outstanding) .............     $17,592,849
                                                                    ===========
                NET ASSET VALUE,
                   OFFERING AND REDEMPTION
                   PRICE PER SHARE ............................          $13.88
                                                                         ======
----------
                For Federal tax purposes:
                Aggregate cost ................................     $13,989,300
                                                                    ===========
                Gross unrealized appreciation .................     $ 3,822,759
                Gross unrealized depreciation .................        (633,170)
                                                                    -----------
                Net unrealized appreciation ...................     $ 3,189,589
                                                                    ===========
----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the market value of Rule 144A securities amounted to $1,628,703 or 9.26% of net assets.
(b)    Principal amount denoted in Japanese Yen.
(c)    Principal amount denoted in French Francs.
(d)    Principal amount denoted in Euros.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ACES - Adjustable Convertible Exchange Security.

                                   % OF
                                  MARKET               MARKET
GEOGRAPHIC DIVERSIFICATION         VALUE                VALUE
--------------------------        ------            ------------
North America .................    36.1%            $  6,196,075
Europe ........................    32.3%               5,554,538
Japan .........................    27.1%               4,651,839
Asia/Pacific Rim ..............     2.6%                 450,500
Latin America .................     1.9%                 325,937
                                  ------            ------------
                                  100.0%            $ 17,178,889
                                  =====             ============

                 See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $13,989,300) .................        $17,178,889
   Foreign currency, at value (Cost $470,544) ...............            477,306
   Dividends, interest and reclaims receivable ..............             58,491
   Receivable for investments sold ..........................            126,345
   Receivable for Fund shares sold ..........................            117,485
   Other assets .............................................             22,240
                                                                     -----------
   TOTAL ASSETS .............................................         17,980,756
                                                                     -----------
LIABILITIES:
   Payable for Fund shares redeemed .........................             10,000
   Payable for investment advisory fees .....................             13,773
   Payable for distribution fees ............................              3,443
   Payable to custodian .....................................            318,345
   Other accrued expenses ...................................             42,346
                                                                     -----------
   TOTAL LIABILITIES ........................................            387,907
                                                                     -----------
   NET ASSETS applicable to 1,267,890
     shares outstanding .....................................        $17,592,849
                                                                     ===========
NET ASSETS CONSIST OF:
   Capital stock, at par value ..............................        $     1,268
   Additional paid-in capital ...............................         14,395,815
   Net unrealized appreciation on investments
     and foreign currency transactions ......................          3,195,766
                                                                     -----------
   TOTAL NET ASSETS .........................................        $17,592,849
                                                                     ===========
   NET ASSET VALUE, offering and redemption
     price per share ($17,592,849 / 1,267,890
     shares outstanding; 200,000,000 shares
     authorized of $0.001 par value) ........................            $13.88
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $1,263) ..............         $   14,314
                                                                     ----------
   TOTAL INVESTMENT INCOME .................................             14,314
                                                                     ----------
EXPENSES:
   Investment advisory fees ................................             94,640
   Distribution fees .......................................             23,667
   Legal and audit fees ....................................             33,250
   Shareholder services fees ...............................             24,028
   Shareholder communications expenses .....................             22,218
   Registration fees .......................................             17,344
   Custodian fees ..........................................             10,355
   Organizational expenses .................................              1,073
   Directors' fees .........................................                171
   Interest expense ........................................              1,528
   Miscellaneous expenses ..................................              2,926
                                                                     ----------
   TOTAL EXPENSES ..........................................            231,200
                                                                     ----------
   NET INVESTMENT LOSS .....................................           (216,886)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments
     and foreign currency transactions .....................          1,762,262
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ..........................................          2,778,010
                                                                     ----------
   NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS ..........................................          4,540,272
                                                                     ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .......................................         $4,323,386
                                                                     ==========






STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED             YEAR ENDED
                                                                              DECEMBER 31, 1999      DECEMBER 31, 1998
                                                                              -----------------      -----------------
OPERATIONS:
   Net investment loss .................................................         $   (216,886)         $    (80,913)
   Net realized gain on investments and foreign currency transactions ..            1,762,262                74,754
   Net change in unrealized appreciation on investments
      and foreign currency transactions ................................            2,778,010               744,636
                                                                                 ------------          ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................            4,323,386               738,477
                                                                                 ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   In excess of net investment income ..................................              (33,793)               (5,156)
   Net realized gain on investments ....................................           (1,531,962)              (53,777)
                                                                                 ------------          ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................................           (1,565,755)              (58,933)
                                                                                 ------------          ------------
CAPITAL SHARE TRANSACTIONS:
   Net increase (decrease) in net assets from capital share transactions            7,509,096            (2,728,084)
                                                                                 ------------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS ...............................           10,266,727            (2,048,540)
NET ASSETS:
   Beginning of period .................................................            7,326,122             9,374,662
                                                                                 ------------          ------------
   End of period .......................................................         $ 17,592,849          $  7,326,122
                                                                                 ============          ============

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to obtain a high rate of total return. The Fund commenced investment operations on February 3, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. For the year ended December 31, 1999 the Fund did not write options.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1999, reclassifications were made to increase distributions in excess of net investment income for $231,067 and decrease accumulated undistributed net realized gain on investments and foreign currency transactions for $222,485 with an offsetting adjustment to additional paid-in capital.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1999 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $23,667, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $20,121,513 and $14,381,043, respectively.

7. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1999, the Fund paid brokerage commissions of $203 to Gabelli & Company, Inc. and its affiliates.

8. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were $340,000 of borrowings outstanding at December 31, 1999.

The average daily amount of borrowings outstanding within the year ended December 31, 1999 was $369,857, with a related weighted average interest rate of 6.09%. The maximum amount borrowed at any time during the year ended December 31, 1999 was $1,060,000.

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                        YEAR ENDED                      YEAR ENDED
                                                     DECEMBER 31, 1999              DECEMBER 31, 1998
                                               ----------------------------    ----------------------------
                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                               ------------    ------------    ------------    ------------
Shares sold ................................        939,175    $ 12,219,522          81,274    $    801,016
Shares issued upon reinvestment of dividends        110,965       1,520,095           5,590          55,681
Shares redeemed ............................       (506,169)     (6,230,521)       (361,093)     (3,584,781)
                                               ------------    ------------    ------------    ------------
      Net increase (decrease) ..............        543,971    $  7,509,096        (274,229)   $ (2,728,084)
                                               ============    ============    ============    ============

10. NEW SHARE CLASSES. On December 7, 1998, the Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. On July 22, 1999, shareholder approval permitting the Fund to offer additional classes of shares was attained. The New Share Classes are currently not being offered to the public.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                     YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------
                                                       1999        1998        1997        1996        1995
                                                      -------     -------     -------     -------     -------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ..........   $ 10.12     $  9.39     $ 10.18     $ 10.79     $  9.93
                                                      -------     -------     -------     -------     -------
    Net investment income (loss) ..................     (0.18)      (0.12)       0.11        0.43        0.39
    Net realized and unrealized gain
       on investments .............................      5.33        0.93        0.17        0.16        0.86
                                                      -------     -------     -------     -------     -------
    Total from investment operations ..............      5.15        0.81        0.28        0.59        1.25
                                                      -------     -------     -------     -------     -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income .........................        --          --       (0.14)      (0.43)      (0.39)
    In excess of net investment income ............     (0.03)      (0.01)         --          --          --
    Net realized gain on investments ..............     (1.36)      (0.07)      (0.90)      (0.77)         --
    In excess of net realized gains
       on investments .............................        --          --       (0.03)         --          --
                                                      -------     -------     -------     -------     -------
    Total distributions ...........................     (1.39)      (0.08)      (1.07)      (1.20)      (0.39)
                                                      -------     -------     -------     -------     -------
    NET ASSET VALUE, END OF PERIOD ................   $ 13.88     $ 10.12     $  9.39     $ 10.18     $ 10.79
                                                      =======     =======     =======     =======     =======
    Total return+ .................................     51.1%        8.6%        2.8%        5.5%       12.6%
                                                      =======     =======     =======     =======     =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ..........   $17,593     $ 7,326     $ 9,375     $13,527     $15,742
    Ratio of net investment income (loss)
       to average net assets ......................   (2.29)%     (1.00)%       1.17%       2.00%       2.90%
    Ratio of operating expenses
       to average net assets (a) ..................     2.44%       2.63%       2.48%       2.35%       2.41%
    Portfolio turnover rate .......................      151%         89%        100%        126%        152%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the years ended December 31, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.42% and 2.46%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.47%.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Convertible Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Convertible Securities Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Convertible Securities Fund of Gabelli Global Series Funds, Inc. at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States.


                                                       /s/ Signature
                                                       Grant Thornton LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $1.16 per share and long term capital gains totaling $0.23 per share. For the fiscal year ended December 31, 1999, none of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1999 which was derived from U.S. Treasury securities was 0.44%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Convertible Securities Fund did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:

                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Global Series Funds, Inc.
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://www.gabelli.com
                            E-MAIL: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                      Karl Otto Pohl
CHAIRMAN AND CHIEF                         FORMER PRESIDENT
INVESTMENT OFFICER                         DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                        Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT               MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK               LAWRENCE HOSPITAL

Anthony J. Colavita                        Anthonie C. van Ekris
ATTORNEY-AT-LAW                            MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.                  BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                         OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA                      A. Hartswell Woodson, III
PRESIDENT AND CHIEF                        VICE PRESIDENT AND
INVESTMENT OFFICER                         PORTFOLIO MANAGER

Bruce N. Alpert                            James E. McKee
VICE PRESIDENT AND                         SECRETARY
TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB441Q499SR



                                                                 [PHOTO OMITTED]

THE
GABELLI
GLOBAL
CONVERTIBLE
SECURITIES
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999